SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    April 14, 2006

Kaire Holdings, Incorporated
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(Exact Name of Registrant as Specified in its Charter)

Delaware   0-21384   13-3367421
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(State or Other Jurisdiction (Commission  (IRS Employer
of Incorporation)   File Number)    Identification No.)

552 Sespe Avenue, Suite D, Fillmore, California   93015
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(Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code: (805) 524-0024
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(Former Name or Former Address, if Changed Since Last Report)

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On April 14, 2006, our Chief Executive Officer, Steve Westlund and Chief Financial Officer, Randall Jones, concluded that the Company's unaudited financial statements for the three and nine months ended September 30, 2005, which are included in the Company's Form 10-QSB for those periods, can no longer be relied upon. Additionally, the Company's audited financial statements for the year ended December 31, 2004, which are included in the Company's Form 10-KSB for that period, can no longer be relied upon Specifically, the Company's consolidated balance sheet will be affected, with a substantial decrease in stockholders' equity and a corresponding increase in liabilities due to an accounting error resulting in financial restatements. Additionally, there will be a material change in the consolidated statement of operations.

In connection with the completed filing of a Registration Statement on Form SB-2 ("Form SB-2") on February 14, 2006, and in the customary course of SEC review of the Form SB-2 and other prior Company filings, the SEC had issued comment letters (the "Comment Letters") to the Company prior to the SB-2 being declared effective. The Company had addressed all of the questions and comments from the SEC prior to the Form SB-2 being declared effective on February 14, 2006.

During the course of preparing the financial statements for the year ended December 31, 2005, and the related Form 10KSB for 2005, our CFO and CEO concluded that the Company's accounting for the secured convertible debt ("Convertible Note") was not in accordance with U.S. generally accepted accounting principles. Specifically, the Convertible Note was deemed to not meet the definition of a "conventional convertible note," and therefore, embedded derivatives included therein such as the Convertible Note feature, stock warrants and stock options issued to the lender, and certain other provisions, should have been accounted for as derivative liabilities and not initially recorded as beneficial conversion features within stockholders' equity.

We have discussed the above matter with our current independent registered accountants pursuant to Item 402(a).

Company is restating its audited December 31, 2004 financials to (a) record its derivative liabilities associated with convertible debentures, (b) classification of warrant liability effective as of January 1, 2004 and the depreciation and depletion and accretion expenses related thereto Additionally, such restatements to the Company's December 31, 2004 audited financial statements also require us to make similar material modifications and to restate our unaudited financial statements for the three months ended March 31, 2005 and the three and six months ended June 30, 2005, three and nine months ended September 30, 2005. All of the modifications and adjustments to the Company's audited December 31, 2004 financial statements and the Company's unaudited March 31, 2005, June 30, 2005 and September 30, 2005 financial statements will be described in detail in the footnotes to the those restated financials appearing in the Company's Form10-KSB for the fiscal year ended December 31, 2005., which the Company anticipates filling shortly.

The following restatements are a result of an accounting change by Kaire to properly reflect the accounting for convertible notes, the related debt derivative and warrants pursuant to EITF 19 and SFAS 133.

December 31, 2004 Year End:

The loss after discontinued operations for 2004 was originally $975,729, while the 2004 restated loss after discontinued operations is reported as $875,425, a decrease loss of $118,304. This decrease in loss, related to the convertible debt and warrants issued through December 31, 2004, consists of the following: 1) the removal of bond discount amortization of $281,114, 3) warrant interest income of $124,652 and 4) interest income relating to the debt derivatives of $233,970 offset by 5) increase in interest expense of $231,591; 6) the accretion of debt amounting to $279,841 offset by

On the 2004 balance sheet, the restatement resulted in an increase in liabilities of $494,015 consisting of the following; 1) an increase to the derivative liability from $0 to $803,552, 2) and increase to the warrant liability from $0 to $68,059, offset by 3) a net decrease in debt discount of $377,596. There was also a decrease in additional paid in capital of $612,319.

The basic and diluted loss per share remained the same.

March 31, 2005 Quarter One:

The loss after discontinued operations for the three months ending March 31, 2005 was originally $303,588, while the three months ending March 31, 2005 restated loss after discontinued operations is reported as $407,354, an increase loss of $103,766. This increase in loss, related to the convertible debt and warrants issued through March 31, 2005 consists of the following: 1) increase in interest expense of $23,317; 2) the accretion of debt amounting to $92,721; 3) interest expense relating to the debt derivatives of $100,624 offset by 3) warrant interest income of $41,029 and 4) the reversal of bond discount amortization amounting to $71,867.

On the March 31, 2005 balance sheet, the restatement resulted in an increase in liabilities of $228,766.50 consisting of the following; 1) an increase to the derivative liability of $134,474 2) and increase to the warrant liability of 73,438; and 3) an increase in debt discount of $20,854.50. There was also by a decrease in additional paid in capital of $125,000.

The basic and diluted loss per share remained the same.

June 30, 2005 Quarter Two:

The loss after discontinued operations for the three months ending June 30, 2005 was originally $339,892, while the three months ending June 30, 2005 restated loss after discontinued operations is reported as $457,638, an increase loss of $117,746. This increase in loss, related to the convertible debt and warrants issued through June 30, 2005 consists of the following: 1) increase in the accretion of debt amounting to $114,785; 2) an increase in interest expense relating to the debt derivatives of $90,208 offset by 3) warrant interest income of $57,704 and 4) the reversal of bond discount amortization amounting to $29,543.

On the June 30, 2005 balance sheet, the restatement resulted in an increase in liabilities of $254,125 consisting of the following; 1) an increase to the derivative liability of $164,172 2) and increase to the debt discount of $98,317, offset by 3) a decrease in warrant liability of $8,364. There was also by a decrease in additional paid in capital of $136,379.

The basic and diluted loss per share remained the same.

September 30, 2005 Quarter Three:

The loss after discontinued operations for the three months ending September 30, 2005 was originally $177,399, while the three months ending September 30, 2005 restated loss after discontinued operations is reported as $462,457, an increase loss of $285,058. This increase in loss, related to the convertible debt and warrants issued through September 30, 2005 consists of the following: 1) increase in the accretion of debt amounting to $123,315; 2) an increase in interest expense relating to the debt derivatives of $182,290 offset by 3) warrant interest income of $5,715 and 4) the reversal of bond discount amortization amounting to $14,832.

On the September 30, 2005 balance sheet, the restatement resulted in an increase in liabilities of $285,058 consisting of the following; 1) an increase to the derivative liability of $182,290 2) and increase to the debt discount of $108,486, offset by 3) a decrease in warrant liability of $5,715.

The basic and diluted loss per share remained the same.

Item 7.  Exhibits

c) Exhibits

The following are filed as exhibits to this report:

Exhibit No. Description
99.1 Financial Statement Information

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 13, 2006    Kaire Holdings, Inc.

   By: /s/ Steven Westlund
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   Steven Westlund